                                  PROSPECTUS

December 30, 2003

                             COLUMBUS FUNDS, INC.

[LOGO] Columbus
Funds

                          COLUMBUS LOW DURATION FUND
                          COLUMBUS INTERMEDIATE FUND
                              COLUMBUS CORE FUND
                            COLUMBUS CORE PLUS FUND
                      COLUMBUS CORPORATE OPPORTUNITY FUND

                           803 West Michigan Street
                          Milwaukee, Wisconsin 53233
                                1-888-416-0400
                             www.columbusfunds.com

   Columbus Funds, Inc. (the "Company") is an open-end series management investment company offering five series of diversified portfolios (each a "Fund," and collectively the "Funds") with the same investment objective but pursues the objective through different investment strategies. The Company offers the following portfolios for investment:

   Columbus Low Duration Fund seeks to maximize total return, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities with an average portfolio duration of one to three years.

   Columbus Intermediate Fund seeks to maximize total return, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities with a dollar-weighted average portfolio maturity of three to ten years and with an average portfolio duration of generally two and a half to five years.

   Columbus Core Fund seeks to maximize total return, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities with an average portfolio duration of generally two to seven years. The Fund will not purchase high yield fixed income securities or non-U.S. dollar denominated securities.

   Columbus Core Plus Fund seeks to maximize total return, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities with an average portfolio duration of generally two to seven years.

   Columbus Corporate Opportunity Fund seeks to maximize total return, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of higher yielding fixed income securities, including non-investment grade securities, with an average portfolio duration of two to eight years.

   This Prospectus contains information you should consider before investing in one or more of the Funds. Please read it carefully and keep it for future reference.

                               -----------------

      THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   In deciding whether to invest in the Company, you should rely only on information in this Prospectus or the Statement of Additional Information (the "SAI"). The Company has not authorized others to provide additional information. The Company does not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

                               -----------------

                               TABLE OF CONTENTS

                                                                Page No.
                                                                --------
       HIGHLIGHTS AND RISKS....................................        2

       PERFORMANCE INFORMATION.................................        5

       FEES AND EXPENSES OF THE FUNDS..........................        5

       ADVISER RELATED PERFORMANCE INFORMATION.................        7

       INVESTMENT OBJECTIVES AND STRATEGIES....................       10

       HOW THE FUNDS INVEST....................................       10

       PRINCIPAL RISKS OF INVESTING IN THE FUNDS...............       15

       FUND MANAGEMENT.........................................       16

       BUYING, SELLING AND EXCHANGING SHARES...................       17

       SPECIAL FEATURES AND SERVICES...........................       23

       OTHER SHAREHOLDER INFORMATION...........................       23

       VALUATION OF FUND SHARES................................       24

       DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT       25

       ADDITIONAL INFORMATION..................................       26

                             HIGHLIGHTS AND RISKS

What is the goal of each Fund?

   Each of the Funds seeks to maximize total return consistent with preservation of capital. Each Fund pursues its investment objective by investing primarily in fixed income securities and subject to the Fund's investment policies described in this prospectus.

   For more information on any of these Funds' goals, see "Investment Objectives and Strategies" and "How the Funds Invest."

What is each Fund's principal investment strategy?

Low Duration, Intermediate and Core Plus Funds

   Each of the Columbus Low Duration Fund ("Low Duration Fund"), Columbus Intermediate Fund ("Intermediate Fund") and Columbus Core Plus Fund ("Core Plus Fund") invests primarily in a diversified portfolio of investment grade fixed income securities. Each Fund may also invest up to 20% of its total assets in higher yielding fixed income securities ("junk bonds") rated less than investment grade (for example, rated below Baa3 by Moody's or BBB- by S&P or Fitch) by two nationally recognized statistical rating organizations, such as Moody's or S&P, or if unrated, determined by the Adviser to be of comparable quality.

   In trying to achieve each Fund's goal, Reams Asset Management Company, LLC (the "Adviser"), establishes the targeted average portfolio duration for the applicable Fund based on the Adviser's view of current valuations of eligible fixed income securities relative to interest rate trends, increasing the duration when valuations appear attractive and decreasing the duration when valuations appear less attractive. Duration is a measure of the expected life a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by 1%. Because the expected life of fixed income securities for a Fund (measured by average duration) differs from average maturity, a Fund will have a different average portfolio duration and average portfolio maturity.

   The Low Duration Fund normally maintains an average portfolio duration of one to three years, the Intermediate Fund normally maintains a dollar-weighted average portfolio maturity of three to ten years (and maintains an average portfolio duration of generally two and a half to five years) and the Core Plus Fund is generally expected to have an average portfolio duration of two to seven years. Once a targeted duration for a Fund is established, the Adviser selects individual fixed income securities the Adviser believes offer the opportunity for high total return under various interest rate environments based on the Adviser's interest rate outlook, credit analysis and review of other factors. Each Fund may invest a portion of its assets in foreign securities and may invest without limitation in derivative instruments, such as options, futures contracts or swap agreements. Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategy. Typically, each Fund will use derivatives as substitutes for taking a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate, currency or credit risk. The Funds may invest without limitation in U.S. dollar denominated securities of foreign issuers. For more information, see "How the Funds Invest."

Core Fund

   The Columbus Core Fund ("Core Fund") invests primarily in a diversified portfolio of investment grade fixed income securities and generally expects to have an average portfolio duration of two to seven years. The Fund will not purchase high yield fixed income securities or non-U.S. dollar denominated securities.

   In trying to achieve the Fund's goals, the Adviser establishes the targeted average portfolio duration for the Fund based on the Adviser's view of current valuations of eligible fixed income securities relative to interest rate trends, increasing the duration when valuations appear attractive and decreasing the duration when valuations appear less attractive. The Adviser then selects individual fixed income securities the Adviser believes offer the opportunity for high total return under various interest rate environments based on the Adviser's interest rate outlook, credit analysis and review of other factors. For more information, see "How the Funds Invest."

Corporate Opportunity Fund

   The Columbus Corporate Opportunity Fund ("Corporate Opportunity Fund") invests primarily in a diversified portfolio of higher yielding fixed income securities. Higher yielding fixed income securities include high yield fixed income securities rated below investment grade by nationally recognized statistical rating organizations, such as Moody's or S&P, or if unrated, determined by the Adviser to be of comparable quality. In trying to achieve the Fund's goals, the Adviser selects securities based on its evaluation of current fixed income pricing relative to historical trends for similar securities and current economic and market fundamentals. The Adviser then selects individual securities based on the Adviser's fundamental credit analysis which emphasizes improving credit attributes and favorable capital structures. The Fund is normally expected to have an average portfolio duration of two to eight years. For more information, see "How the Funds Invest."

What are the main risks of investing in the Funds?

   The main risks of investing in one or more of the Funds are:

..   Interest Rate Risk:       Each Fund is subject to market risks associated with fixed income investments. If interest rates rise, bond prices in general are likely to decline over short or even extended periods. Interest rate risk for fixed income securities usually increases with longer maturities.

..   Credit Risk:              Individual issues of fixed income securities may be subject to the credit risk of the issuer. This is the risk that the borrower may not be able to repay the borrowed money or make interest payments.

..   Selection Risk:           The Adviser's securities selection process for each Fund is important to the Fund's achievement of its investment objective. If the Adviser is not able to select better performing fixed income securities, the Fund may be adversely affected.

..   Market Risk:              The market price of fixed income and other securities owned by a Fund may go up or down, sometimes very rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

..   Mortgage Risk:            Rising interest rates tend to extend the duration of mortgage related securities, making them more sensitive to fluctuations in interest rates. Mortgage related securities are also subject to pre-payment risk.

..   Derivative Risk:          Derivatives may not have the intended effect and may result in losses or missed opportunities. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.


   In addition, the Low Duration, Intermediate, Core Plus and Corporate Opportunity Funds are subject to the following additional risks:

..   High Yield Risk:         Funds that invest in high yield securities are subject to greater credit, selection and market risks than investment grade fixed income securities. Also, increases in interest rates or declining financial condition in issuers of high yield securities are likely to have a greater negative impact in high yield fixed income securities than other higher quality fixed income securities. More speculative high yield securities are at greater risk of default.

..   Currency Risk:           Funds that invest in securities denominated in foreign currencies are subject to risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, the U.S. dollar will decline in value relative to the hedged currency.

..   Foreign Risk:            Foreign securities may experience more rapid and extreme changes in value than
                             U.S. securities. The securities of foreign issuers are usually not subject to the same degree of regulation as U.S. issuers.

   Each Fund cannot guarantee that it will achieve its goal. You should be aware that you may lose money by investing in a Fund. For more information see "Principal Risks of Investing in the Funds."

Are any of the Funds an appropriate investment for me?

   The Funds are a suitable investment for long-term investors. The Funds are not short-term investment vehicles. An investment in the Low Duration Fund may be appropriate if:

  . your goal is long-term total return (i.e., capital appreciation and income);

  .   you want to receive current income from this investment; and

  .   you are willing to accept fluctuations in the value of your investment.

   An investment in the Intermediate Fund, Core Fund, Core Plus Fund and/or the Corporate Opportunity Fund may be appropriate if:

  . your goal is long-term total return (i.e., capital appreciation and income); and

  . you are willing to accept some fluctuations in the value of your investment to seek possible higher long-term returns.

   In addition, an investment in the Corporate Opportunity Fund would only be appropriate if:

  . you want to receive a higher level of current income from this investment than investments in investment grade fixed income investments; and

  . you are in a position and are willing to accept more risk than would be attributable to investment grade bond investing.

   Each Fund is not a complete investment program and may be suitable only for a portion of your investment assets.

                            PERFORMANCE INFORMATION

   Because each Fund has been in operation for less than a full calendar year, no Fund has annual return history.

                        FEES AND EXPENSES OF THE FUNDS

   The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholders Fees (fees paid directly from your investment)

                                                    Low                                    Corporate
                                                  Duration Intermediate  Core   Core Plus Opportunity
                                                  -------- ------------ -----   --------- -----------
Maximum Sales Charge (Load) Imposed on Purchases.   None       None      None      None       None
Maximum Deferred Sales Charge (Load).............   None       None      None      None       None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends......................................   None       None      None      None       None
Redemption Fee...................................   None       None      None      None       None
Exchange Fee.....................................   None       None      None      None       None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees..................................   0.35%      0.35%     0.35%     0.35%      0.45%
Other Expenses/1/................................   0.68%      0.49%     0.68%     0.49%      0.54%
Total Annual Fund Operating Expenses.............   1.03%      0.84%     1.03%     0.84%      0.99%
Less Expense Reimbursement.......................  (0.66)%    (0.45)%   (0.64)%   (0.45)%    (0.50)%
Net Operating Expenses...........................   0.37%      0.39%     0.39%     0.39%      0.49%

--------
/1/ "Other Expenses" have been estimated for the current fiscal year since the Funds did not begin operations until December 31, 2003. Pursuant to an agreement with each Fund, the Adviser will waive its management fee and/or reimburse each of the Fund's other expenses, including organizational expenses, to the extent necessary to ensure that the total annual operating expenses do not exceed 0.37% of the Low Duration Fund's average net assets, 0.49% of the Corporate Opportunity Fund's average net assets and 0.39% of each of the other respective Funds' average net assets until January 31, 2005. After such date, the total operating expense limitations may be terminated or revised at any time. "Other expenses" are presented before any such waivers or reimbursements. Any waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps. However, in such event the Adviser will only be entitled to recoup these amounts for a period of three years from the date the amount was waived or reimbursed. For additional information, see "Fund Management."

                                    Example

   The following Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's total annual operating expenses remain the same each year. The one year number also reflects the Adviser's agreement to limit expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows for the following Funds:

                                              1 Year 3 Years
                                              ------ -------
                   Low Duration Fund.........  $38    $262

                   Intermediate Fund.........  $40    $223

                   Core Fund.................  $40    $264

                   Core Plus Fund............  $40    $223

                   Corporate Opportunity Fund  $50    $265

                               Comparison Chart

   The following table compares certain investment characteristics of the Funds:

                                                     Average
                                  Primary           Portfolio     High Yield    Foreign
           Fund                 Investments         Duration      Securities Securities/(2)/
-------------------------- --------------------- -----------      ---------- --------------
Low Duration Fund          Short maturity fixed     1-3 Years     Up to 20%    Up to 15%
                           income securities

Intermediate Fund          Short and             2.5-5 Years/(1)/ Up to 20%    Up to 15%
                           intermediate maturity
                           fixed income
                           securities

Core Fund                  Intermediate maturity  Generally 2-7     None         None
                           fixed income               Years
                           securities

Core Plus Fund             Intermediate maturity  Generally 2-7   Up to 20%    Up to 15%
                           fixed income               Years
                           securities

Corporate Opportunity Fund Higher yielding fixed  Generally 2-8   50%-100%     Up to 15%
                           income securities          Years

--------
/(1)/The Intermediate Fund maintains a dollar-weighted average portfolio maturity of 3-10 years.
/(2)/For purposes of the chart, foreign securities means non-U.S. dollar denominated securities.

                    ADVISER RELATED PERFORMANCE INFORMATION

Low Duration Fund Adviser Related Performance

   The Adviser has no prior annual performance history or other annual composite information for the Low Duration Fund.

Intermediate Fund Adviser Related Performance

   The composite performance information provided below represents the actual performance of the Adviser's intermediate fixed income securities composite ("Composite"), which consists of all separate accounts ("Accounts") managed by the Adviser with substantially similar objectives, policies and strategies as used to manage the Intermediate Fund. The performance shown is not that of the Intermediate Fund and is provided solely to illustrate the historical performance of the Adviser and does not indicate the future performance of the Intermediate Fund.

                                                                                      Average Annual Returns
                                                                                      Since Inception
                                                       Annual Performance Results       (11/01/89)
                                                      ---------------------------     ---------------------
                           Composite Assets                     Composite                Composite
                 ------------------------------------ ---------------------------     ---------------------
                                                                          Lehman
                                                                         Brothers
      Total Firm                                                       Intermediate
Year    Assets   U.S. Dollars % of Firm   Number of   Gross of Net of   Gov/Credit    Gross of     Net of
End   (millions)  (millions)   Assets     Accounts      Fees    Fees      Index         Fees        Fees
----  ---------- ------------ --------- ------------- -------- ------  ------------   --------     ------
2002.   13,336       373          3%                7   7.39%   7.16%      9.84%        8.33%       8.04%
2001.   12,656       403          3%               10   7.97%   7.76%      8.96%        8.40%       8.11%
2000.    9,405       308          3%                7  11.86%  11.64%     10.12%        8.44%       8.14%
1999.    5,911       232          4%                7   1.46%   1.26%      0.39%        8.12%       7.80%
1998.    5,000       229          5%                7   8.19%   7.99%      8.44%        8.87%       8.54%
1997.    3,861       129          3%    Five or fewer   8.10%   7.87%      7.87%        8.95%       8.61%
1996.    2,707       119          4%    Five or fewer   5.03%   4.84%      4.05%        9.07%       8.72%
1995.    2,406       113          5%    Five or fewer  16.04%  15.87%     15.33%        9.74%       9.36%
1994.    1,938        72          4%    Five or fewer  (0.36)% (0.56)%    (1.93)%       8.56%       8.14%
1993.    1,941        73          4%    Five or fewer  10.00%   9.78%      8.78%       10.82%      10.34%
1992.    1,751        66          4%    Five or fewer   8.39%   8.10%      7.16%       11.08%      10.58%
1991.    1,507        52          3%    Five or fewer  15.34%  14.84%     14.63%       12.30%      11.75%
1990.    1,542        45          3%    Five or fewer   9.90%   9.42%      9.17%        9.76%       9.21%
1989*    1,734        41          2%    Five or fewer   1.40%   1.33%      1.23%        1.40%       1.33%

* Results shown for the year 1989 represent partial period performance from November 1, 1989 through December 31, 1989.

Notes

   Results are based on fully discretionary Accounts under management, including those Accounts no longer managed by the Adviser (the Composite performance information only includes performance for such Accounts for the periods that the Adviser managed them). Gross returns are stated prior to all fees and transaction costs and net returns are reduced by all fees and transaction costs incurred. Balanced portfolio segments are not included in the Composite. Some separate accounts included in the composite may have actual fees and expenses that are less than those of the Intermediate Fund's expenses. To the extent that some Accounts may have lower fees and expenses, the use of the Intermediate Fund's projected expenses in the composite would have lowered the Composite performance results.

   During the period shown, the Accounts were managed by applying the objectives, policies and strategies that are substantially similar to those to be used by the Adviser in connection with the Fund. The performance of the Accounts should not be considered a substitute for the Fund's performance. The Accounts and the Fund may invest in different securities. The Accounts are not subject to various investment and other restrictions imposed on registered investment companies, including those under the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance of the Accounts. All returns are calculated in U.S. dollars and reflect the reinvestment of income.

   The Lehman Brothers Intermediate U.S. Government/Credit Index is an unmanaged index of investment grade, U.S. dollar denominated fixed income securities of domestic issuers having a maturity greater than one year and less than 10 years. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities. An investor cannot directly invest in the index. The Fund does not restrict its investments to those that are included in the index.

   Past performance is not necessarily indicative of future results. Investing in the Fund involves risk. You can lose money.

Core Fund Adviser Related Performance

   The Adviser, as Subadviser to a publicly offered open-end investment grade bond fund sponsored by a party unaffiliated with the Adviser (the "Subadvised Investment Grade Fund"), has been responsible for the day-to-day management of the Subadvised Investment Grade Fund since its inception in February 2001. The Subadvised Investment Grade Fund has a substantially similar investment objective, policies and strategies as those of the Core Fund. The chart below shows the performance for the one year and since inception periods of the Subadvised Investment Grade Fund.

   The total return figures have been computed in accordance with the SEC's standardized formula and reflect advisory fees paid to the Adviser and transaction costs and other expenses. The figures also reflect reinvestment of dividends and/or capital gain distributions, if any.

   The total return figures in the chart are intended to provide investors with information about the historical experience of the Adviser in managing a portfolio which is substantially similar to the Core Fund. The performance shown is not that of the Core Fund and is not necessarily indicative of how the Core Fund will perform in the future.

                         Average Annual Total Returns
                    (For periods ended September 30, 2003)

                                                         Since Inception
        Fund/Index                              One Year   (02/23/01)
        ----------                              -------- ---------------
        Subadvised Investment Grade Fund/2/....   6.27%       6.86%
        Lehman Brothers Aggregate Bond Index/3/   5.41%       7.98%

--------
/2/ This chart assumes initial investment made on February 23, 2001
    (commencement of operations of the Subadvised Fund).
/3/ The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.

Core Plus Fund Adviser Related Performance

   The Adviser, as Subadviser to a publicly offered open-end total return bond fund sponsored by a party unaffiliated with the Adviser (the "Subadvised Total Return Fund"), has been responsible for the day-to-day management of the Subadvised Total Return Fund since its inception in March 1996. The Subadvised Total Return Fund has a substantially similar investment objective, policies and strategies as those of the Core Plus Fund. The chart below shows the performance for the one year, five year and since inception periods of the Subadvised Total Return Fund.

   The total return figures have been computed in accordance with the SEC's standardized formula and reflect advisory fees paid to the Adviser and transaction costs and other expenses. The figures also reflect reinvestment of dividends and/or capital gain distributions, if any.

   The total return figures in the chart are intended to provide investors with information about the historical experience of the Adviser in managing a portfolio which is substantially similar to the Core Plus Fund. The performance shown is not that of the Core Plus Fund and is not necessarily indicative of how the Core Plus Fund will perform in the future.

                         Average Annual Total Returns
                    (For periods ended September 30, 2003)

                                            One              Since Inception
   Fund/Index                               Year  Five Years   (11/25/96)
   ----------                              -----  ---------- ---------------
   Subadvised Total Return Fund/4/........ 12.82%    6.93%        7.38%
   Lehman Brothers Aggregate Bond Index/3/  5.41%    6.63%        7.39%

--------
/3/ The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.
/4/ This chart assumes initial investment made on November 25, 1996
    (commencement of operations of the Subadvised Fund). Returns shown include the reinvestment of all distributions.

Corporate Opportunity Fund Adviser Related Performance

   The composite performance information provided below represents the actual performance of the Adviser's high yield fixed income securities composite ("Composite"), which consists of all separate accounts ("Accounts") managed by the Adviser with substantially similar objectives, policies and strategies as used to manage the Corporate Opportunity Fund. The performance shown is not that of the Corporate Opportunity Fund and is provided solely to illustrate the historical performance of the Adviser and does not indicate the future performance of the Corporate Opportunity Fund.

                                                                                    Average Annual Returns
                                                                                    Since Inception
                                                      Annual Performance Results      (08/01/98)
                                                      -------------------------     ---------------------
                           Composite Assets                    Composite               Composite
                 ------------------------------------ -------------------------     ---------------------
                                                                        Merrill
      Total Firm                                                        Lynch US
Year    Assets   U.S. Dollars % of Firm   Number of   Gross of Net of  High Yield   Gross of     Net of
End   (millions)  (millions)   Assets     Accounts      Fees    Fees     Index        Fees        Fees
----  ---------- ------------ --------- ------------- -------- ------  ----------   --------     ------
2002    13,336       292          2%    Five or fewer  (7.97)% (8.23)%   (1.89)%      5.47%       5.17%
2001    12,656       348          3%    Five or fewer   6.86%   6.57%     4.48%       9.77%       9.46%
2000     9,405       166          2%    Five or fewer   5.98%   5.65%    (5.12)%     11.01%      10.69%
1999     5,911       148          2%    Five or fewer   8.85%   8.53%     2.51%      14.69%      14.38%
1998*    5,000        83          2%    Five or fewer  11.38%  11.29%    (2.18)%     11.38%      11.29%

* Results shown for the year 1998 represent partial period performance from August 1, 1998 through December 31, 1998.

Notes

   Results are based on fully discretionary Accounts under management, including those Accounts no longer managed by the Adviser (the Composite performance information only includes performance for such Accounts for the periods that the Adviser managed them). Gross returns are stated prior to all fees and transaction costs and net returns are reduced by all fees and transaction costs incurred. Balanced portfolio segments are not included in the Composite.

   During the period shown, the Accounts were managed by applying the objectives, policies and strategies that are substantially similar to those to be used by the Adviser in connection with the Fund. The performance of the Accounts should not be considered a substitute for the Fund's performance. The Accounts and the Fund may invest in different securities. The Accounts are not subject to various investment and other restrictions imposed on registered investment companies, including those under the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance of the accounts. All returns are calculated in U.S. dollars and reflect the reinvestment of income.

   The Merrill Lynch US High Yield Master II Index is an unmanaged index of non-investment grade, U.S. dollar denominated fixed income securities of domestic and foreign issuers having a maturity greater than one year. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities. The index is unmanaged, does not reflect any expenses, fees, taxes or charges and the performance is calculated assuming the reinvestment of all income. An investor cannot directly invest in the index. The Fund does not restrict its investments to those that are included in the index.

   Past performance is not necessarily indicative of future results. Investing in the Fund involves risk. You can lose money.

                     INVESTMENT OBJECTIVES AND STRATEGIES

   Each Fund has the same investment objective but pursues the objective through different investment strategies:

      The Low Duration Fund seeks to maximize total return, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities with an average portfolio duration of one to three years under normal circumstances.

      The Intermediate Fund seeks to maximize total return, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities with a dollar-weighted average portfolio maturity of three to ten years and with an average portfolio duration of generally two and a half to five years under normal circumstances.

      The Core Fund seeks to maximize total return, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities and generally expects to maintain an average portfolio duration of two to seven years. The Fund will not purchase high yield fixed income securities or non-U.S. dollar denominated securities.

      The Core Plus Fund seeks to maximize total return, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities and generally expects to maintain an average portfolio duration of two to seven years.

      The Corporate Opportunity Fund seeks to maximize total return, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of higher yielding fixed income securities, including non-investment grade securities, with an average portfolio duration of two to eight years under normal circumstances.

                             HOW THE FUNDS INVEST

Low Duration Fund

   The Low Duration Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities and seeks to maintain an average portfolio duration of one to three years. The Fund may also invest up to 20% of its total assets in high yield fixed income securities ("junk bonds") rated less than investment grade (for example, rated below Baa3 by Moody's or BBB- by S&P or Fitch) at time of purchase by two nationally recognized statistical rating organizations, such as Moody's or S&P, or if unrated, determined by the Adviser to be of comparable quality. The Fund will invest at least 80% of its net assets in fixed income securities and debt obligations.

   The Adviser seeks to achieve the Fund's investment objective by using active interest rate management and a value based approach to securities selection. In managing the Fund, the Adviser first establishes the targeted average portfolio duration for the Fund based on its view of current market opportunities. The Adviser will increase the Fund's average portfolio duration when it views the market as attractive and will decrease the Fund's average portfolio duration when valuations are less attractive. In making its analysis of the fixed income securities market, the Adviser analyzes the current and anticipated interest rate trends and other economic factors. Once the average portfolio duration is established, the Adviser may purchase individual securities of maturities that represent relative values within the range of eligible securities.

   In selecting individual fixed income securities, the Adviser purchases securities determined to have favorable opportunities for high total return. The Adviser evaluates numerous eligible securities under various interest rate environments and then selects securities for purchase based on those securities it has determined offer attractive relative values under the Adviser's interest rate outlook, fundamental credit analysis and option-adjusted spread analysis. In evaluating individual securities, the Adviser may pursue sectors or securities that are not followed by many market participants in seeking relative value. Securities are sold due to declining credit quality, price appreciation to target levels or other factors affecting the security or economic conditions in general.

   The Fund may invest up to 15% of its total assets in securities denominated in foreign currencies and may invest without limitation in U.S. dollar denominated securities of foreign issuers. The Fund may invest without limitation in derivative instruments, such as options, futures contracts or swap agreements.

Intermediate Fund

   The Intermediate Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities and seeks to maintain a dollar-weighted average portfolio maturity of three to ten years (and maintain an average portfolio duration of generally two and a half to five years). The Fund may also invest up to 20% of its total assets in high yield fixed income securities ("junk bonds") rated less than investment grade (for example, rated below Baa3 by Moody's or BBB- by S&P or Fitch) at time of purchase by two nationally recognized statistical rating organizations, such as Moody's or S&P, or if unrated, determined by the Adviser to be of comparable quality. The Fund will invest at least 80% of its net assets in fixed income securities and debt obligations.

   The Adviser seeks to achieve the Fund's investment objective by using active interest rate management and a value based approach to securities selection. In managing the Fund, the Adviser first establishes the targeted average portfolio duration for the Fund based on its view of current market opportunities. The Adviser will increase the Fund's average portfolio duration when it views the market as attractive and will decrease the Fund's average portfolio duration when valuations are less attractive. In making its analysis of the fixed income securities market, the Adviser analyzes the current and anticipated interest rate trends and other economic factors. Once the average portfolio duration is established, the Adviser may purchase individual securities of maturities that represent relative values within the range of eligible securities.

   In selecting individual fixed income securities, the Adviser purchases securities determined to have favorable opportunities for high total return. The Adviser evaluates numerous eligible securities under various interest rate environments and then selects securities for purchase based on those securities it has determined offer attractive relative values under the Adviser's interest rate outlook, fundamental credit analysis and option-adjusted spread analysis. In evaluating individual securities, the Adviser may pursue sectors or securities that are not followed by many market participants in seeking relative value. Securities are sold due to declining credit quality, price appreciation to target levels or other factors affecting the security or economic conditions in general.

   The Fund may invest up to 15% of its total assets in securities denominated in foreign currencies and may invest without limitation in U.S. dollar denominated securities of foreign issuers. The Fund may invest without limitation in derivative instruments, such as options, futures contracts or swap agreements.

Core Fund

   The Core Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities and seeks to maintain an average portfolio duration of generally two to seven years. The Fund will not invest in high yield fixed income securities and non-U.S. dollar denominated securities. The Fund may invest without limitation in derivative instruments, such as options, futures contracts or swap agreements. The Fund will invest at least 80% of its net assets in fixed income securities and debt obligations.

   The Adviser seeks to achieve the Fund's investment objective by using active interest rate management and a value based approach to securities selection. In managing the Fund, the Adviser first establishes the targeted average portfolio duration for the Fund based on its view of current market opportunities. The Adviser will increase the Fund's average portfolio duration when it views the market as attractive and will decrease the Fund's average portfolio duration when valuations are less attractive. In making its analysis of the fixed income securities market, the Adviser analyzes the current and anticipated interest rate trends and other economic factors. Once the average portfolio duration is established, the Adviser may purchase individual securities of maturities that represent relative values within the range of eligible securities.

   In selecting individual fixed income securities, the Adviser purchases securities determined to have favorable opportunities for high total return. The Adviser evaluates numerous eligible securities under various interest rate environments and then selects securities for purchase based on those securities it has determined offer attractive relative values under the Adviser's interest rate outlook, fundamental credit analysis and option-adjusted spread analysis. In evaluating individual securities, the Adviser may pursue sectors or securities that are not followed by many market participants in seeking relative value. Securities are sold due to declining credit quality, price appreciation to target levels or other factors affecting the security or economic conditions in general.

Core Plus Fund

   The Core Plus Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities and seeks to maintain an average portfolio duration of generally two to seven years. The Fund may also invest up to 20% of its total assets in high yield fixed income securities ("junk bonds") rated less than investment grade (for example, rated below Baa3 by Moody's or BBB- by S&P or Fitch) at time of purchase by two nationally recognized statistical rating organizations, such as Moody's or S&P, or if unrated, determined by the Adviser to be of comparable quality. The Fund will invest at least 80% of its net assets in fixed income securities and debt obligations.

   The Adviser seeks to achieve the Fund's investment objective by using active interest rate management and a value based approach to securities selection. In managing the Fund, the Adviser first establishes the targeted average portfolio duration for the Fund based on its view of current market opportunities. The Adviser will increase the Fund's average portfolio duration when it views the market as attractive and will decrease the Fund's average portfolio duration when valuations are less attractive. In making its analysis of the fixed income securities market, the Adviser analyzes the current and anticipated interest rate trends and other economic factors. Once the average portfolio duration is established, the Adviser may purchase individual securities of maturities that represent relative values within the range of eligible securities.

   In selecting individual fixed income securities, the Adviser purchases securities determined to have favorable opportunities for high total return. The Adviser evaluates numerous eligible securities under various interest rate environments and then selects securities for purchase based on those securities it has determined offer attractive relative values under the Adviser's interest rate outlook, fundamental credit analysis and option-adjusted spread analysis. In evaluating individual securities, the Adviser may pursue sectors or securities that are not followed by many market participants in seeking relative value. Securities are sold due to declining credit quality, price appreciation to target levels or other factors affecting the security or economic conditions in general.

   The Fund may invest up to 15% of its total assets in securities denominated in foreign currencies and may invest without limitation in U.S. dollar denominated securities of foreign issuers. The Fund may invest without limitation in derivative instruments, such as options, futures contracts or swap agreements.

Corporate Opportunity Fund

   The Corporate Opportunity Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of higher yielding fixed income securities and under normal circumstances, invests at least 80% of its assets in securities of corporate issuers. Higher yielding fixed income securities include high yield fixed income securities rated below investment grade by nationally recognized statistical rating organizations, such as S&P or Moody's, or if unrated, determined by the Adviser to be of comparable quality. The Fund is expected to maintain an average portfolio duration of two to eight years. The Fund may invest up to 15% of its total assets in securities denominated in foreign currencies and may invest without limitation in U.S. dollar denominated securities of foreign issuers. The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements.

   The Adviser seeks to achieve the Fund's investment objective by using a value based approach that seeks a combination of yield and capital appreciation. The Adviser actively manages the Fund's portfolio by analyzing the current high yield fixed income securities market, as reflected in the Fund's benchmark Merrill Lynch US High Yield Master II Index, to determine current pricing relative to historical trends, current economic conditions and supply and demand fundamentals. Based on this analysis, the Adviser determines the percentage of the Fund's assets to be invested in high yield fixed income securities. If the Adviser determines the market is not attractively priced, the Adviser may invest in other non-corporate high yield or higher quality fixed income securities until more attractive valuations are present.

   In selecting individual high yield fixed income securities, the Adviser purchases securities it has determined have favorable opportunities for capital appreciation due to improving credit quality or other factors. Securities are sold due to declining credit quality, price appreciation to target levels or other factors affecting the security or economic conditions in general.

All Funds

   Each Fund will invest in debt and fixed income securities including but not limited to corporate debt obligations, convertible securities, zero coupon securities, pay-in-kind securities, inflation indexed securities, variable and floating rate debt securities, commercial paper and other short term investments, loan participations and assignments, structured notes, certificates of deposits, mortgage and asset backed securities, U.S. government securities, bank obligations, repurchase agreements, money market instruments, international agency and supranational entity obligations, state and local governmental obligations and other debt obligations issued by corporate, government or other issuers.

   Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategy. Typically, each Fund will use derivatives as substitutes for taking a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate, currency or credit risk.

   The Adviser may invest up to 100% of any Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Adviser determines that a temporary defensive position is advisable. If the fixed income market increases in value when the applicable Fund is taking a temporary defensive position the Fund may have a lower return than it would have otherwise achieved if the Adviser did not adopt a temporary defensive position.

                   PRINCIPAL RISKS OF INVESTING IN THE FUNDS

   The principal risks of investing in the Funds are identified below. It is possible to lose money investing in the Funds.

Interest Rate Risk

   As interest rates rise, the value of fixed income securities held by the Funds are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit Risk

   The Funds could lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Market Risk

   The market price of securities owned by a Fund may go up or down, sometimes very rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry.

Management Risk

   Each Fund is subject to management risk as an actively managed investment portfolio. The Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that these will produce the desired results. If the Adviser is not able to select better performing fixed income securities, the Funds may lose money.

Mortgage Risk

   The Funds may purchase mortgage-related securities and are subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to fluctuations in interest rates. As a result, in periods of rising interest rates, a fund that holds mortgage-related securities may exhibit more volatility. This is known as extension risk. In addition, mortgage-related securities are subject to pre-payment risk. If interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rate.

Derivatives Risk

   The Funds may invest without limitation in derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Derivatives, if used, may not have the intended effect and may result in losses or missed opportunities. The Funds may also use derivatives for leverage, in which case its use would involve leveraging risk. The Funds' use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

Leveraging Risk

   Certain transactions may give rise to a form of leverage. Such transactions may include reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. Leverage may cause the Funds to be more volatile than if the Funds had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities.

   In addition, the Low Duration, Intermediate, Core Plus and Corporate Opportunity Funds are subject to the following additional risks:

Currency Risk

   Funds that invest in securities denominated in foreign currencies are subject to risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, the U.S. dollar will decline in value relative to the hedged currency.

Foreign and Other Investment Risks

   Foreign securities may experience more rapid and extreme changes in value than U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards.

High Yield Risk

   Funds that invest in high yield securities and unrated securities of similar credit quality may be subject to greater levels of interest rate, credit and liquidity risk than funds that invest in higher quality securities. These securities have significant speculative characteristics with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell these securities. More speculative high yield securities are at greater risk of default. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

                                FUND MANAGEMENT

Adviser

   Reams Asset Management Company, LLC (the "Adviser") is the investment adviser to the Funds. Each Fund has entered into an Investment Advisory Agreement with the Adviser under which the Adviser manages the Fund's investments and business affairs, subject to the supervision of the Fund's Board of Directors. The Adviser's address is 227 Washington Street, Columbus, Indiana 47202-0727. The Adviser is an Indiana limited liability company founded in 1981 as an Indiana corporation, and reorganized in 1994 as a limited liability company. As of September 30, 2003, the Adviser and its affiliates managed approximately $11.3 billion for a diverse group of institutional clients.

   Under the Investment Advisory Agreement, each of the Low Duration, Intermediate, Core and Core Plus Funds compensates the Adviser for its management services at the annual rate of 0.35% of the Fund's average daily net assets and the High Yield Fund compensates the Adviser at the annual rate of 0.45% of the Fund's average daily net assets. The advisory fee is accrued daily and paid monthly. Pursuant to an agreement with each Fund, the Adviser will waive its management fee and/or reimburse each Fund's other expenses, including organization expenses, so that total operating expenses (on an annual basis) do not exceed 0.37% of the Low Duration Fund's average daily net assets, 0.49% of the Corporate Opportunity Fund's average daily net assets and 0.39% of each of the other Fund's average daily net assets until January 31, 2005. After such time, the Adviser may voluntarily waive all or a portion of its management fee and/or reimburse all or a portion of a Fund's operating expenses. Any waiver of fees or reimbursement of expenses will be made on a monthly basis. Any waivers or reimbursements will have the effect of lowering the overall expense ratio for a Fund and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed. Any such waiver or reimbursement is subject to later adjustment during the term of the Investment Advisory Agreement to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps. However, the Adviser will only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

   Under the Investment Advisory Agreement, the Adviser is responsible for management of each Fund's assets, as well as for portfolio transactions and brokerage.

Portfolio Managers

   The Funds are team managed by a group of portfolio managers consisting of Mark M. Egan, Robert A. Crider, Thomas M. Fink and Michael G. Dow. Mr. Egan, a Managing Director, has been a portfolio manager at the Adviser and its predecessor since June 1990. Prior to that, Mr. Egan was a portfolio manager at National Investment Services. Mr. Crider, a Managing Director, has been a portfolio manager at the Adviser and its predecessor since its inception in 1981. Mr. Fink, a Managing Director, has been a portfolio manager at the Adviser since December 2000. Prior to that, Mr. Fink was a portfolio manager at Brandes Fixed Income Partners from 1999 to 2000. Mr. Dow, a Managing Director, has been a portfolio manager at the Adviser since April 2003. Prior to that, he was a portfolio manager and account manager at Pacific Investment Management Company (PIMCO) from 1995 to 2003.

Custodian

   UMB Bank, n.a. ("UMB Bank"), 1010 Grand Boulevard, Kansas City, Missouri 64141, acts as custodian for the Funds.

Transfer Agent, Administrator and Fund Accountant

   UMB Fund Services, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301, acts as transfer agent, fund administrator and fund accountant for the Funds.

Distributor

   UMB Distribution Services, LLC, 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., acts as the distributor for the Funds. The distributor is not affiliated with the Adviser.

                     BUYING, SELLING AND EXCHANGING SHARES

Account Registration

   Once you have decided to invest in a Fund, you need to select the appropriate form of account registration. There are many different types of mutual fund ownership. How you register your account with the Funds can affect your legal interests, as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax adviser to determine what form of account registration best meets your needs.

   Available forms of registration include:

  . Individual Ownership. If you have reached the legal age of majority in your state of residence, you may open an individual account.

  . Joint Ownership. Two or more individuals may open an account together as joint tenants with right of survivorship, tenants in common or as community property.

  . Custodial Account. You may open an account for a minor under the Uniform Gift to Minors Act/Uniform Transfers to Minors Act for your state of residence.

  . Business/Trust Ownership. Corporations, trusts, charitable organizations and other businesses may open accounts.

Account Minimums

   You also need to decide how much money to invest. The following chart shows you the minimum amounts that you will need to open or add to certain types of accounts. The Funds may waive the minimum investment amounts at any time.

                                                                  ADDITIONAL
                                                  INITIAL MINIMUM  MINIMUM
   TYPE OF ACCOUNT                                   PURCHASE      PURCHASE
   ---------------                                --------------- ----------
   Regular (individual, joint, business or trust)   $1,000,000     $100,000

Determining Your Share Price

   The price at which you purchase and sell a Fund's shares is called the Fund's net asset value ("NAV") per share. Each Fund calculates NAV by taking the total value of its assets, subtracting its liabilities, and dividing the total by the number of Fund shares that are outstanding. The price of the shares you purchase or redeem will be the next NAV calculated after your order is received in good order by each Fund's transfer agent, or other financial intermediary with the authority to accept orders on the Fund's behalf. See "Valuation of Fund Shares."

Purchasing Shares

   You can buy shares directly from the Funds or through a broker-dealer or other institution that the Funds has authorized to sell shares. To open an account or buy additional shares from the Funds, just follow these steps:

         To Open An Account             To Add To An Existing
                                        Account
         BY MAIL:                       BY MAIL:

            .  Complete and sign           .  Complete the
         the account application.       investment slip that is
         If you do not complete         included in your account
         the application                statement, and write
         properly, your purchase        your account number on
         may be delayed or              your check.
         rejected.
                                           .  If you no longer
            .  Make your check          have your investment
         payable to "Columbus           slip, please reference
         Funds, Inc." The Funds         your name, account
         do not accept cash,            number and address on
         money orders, third            your check.
         party checks, travelers
         checks, starter checks,           .  Make your check
         checks drawn on non-U.S.       payable to "Columbus
         banks outside the U.S.         Funds, Inc."
         or other checks deemed
         to be high risk.

           Mail your application          Mail the slip and the
           and check to:                  check to:
           Columbus Funds, Inc.           Columbus Funds, Inc.
           P.O. Box 1618                  P.O. Box 1618
           Milwaukee, WI                  Milwaukee, WI
           53201-1618                     53201-1618

           By overnight courier,          By overnight courier,
           send to:                       send to:
           Columbus Funds, Inc.           Columbus Funds, Inc.
           803 West Michigan              803 West Michigan
           Street, Suite A                Street, Suite A
           Milwaukee, WI 53233            Milwaukee, WI 53233

         By Telephone:                  By Telephone:

            .  You may not make            .  You automatically
         your initial purchase by       have the privilege to
         telephone.                     purchase additional
                                        shares by telephone if
                                        you have established
                                        bank information on your
                                        account unless you have
                                        declined this service on
                                        your account
                                        application. You may
                                        call 1-888-416-0400 to
                                        purchase shares for an
                                        existing account.

                                           .   Investments made
                                        by electronic funds
                                        transfer must be in
                                        amounts of at
                                        least $100,000.

         By Wire:                       By Wire:

            .  To purchase shares          .  Send your
         by wire, the transfer          investment to UMB Bank,
         agent must have received       n.a., by following the
         a completed application        instructions listed in
         and issued an account          the column to the left.
         number to you.
         Call 1-888-416-0400 for
         instructions prior to
         wiring the funds.

         Send your investment to
         UMB Bank, n.a., with
         these instructions:

         UMB Bank, n.a.
         ABA #101000695
         For Credit to the
         Columbus Funds
         A/C #9871417301
         For further credit to:
         investor account number;
         name(s) of investor(s);
         SSN or TIN; name of Fund.

   If your purchase request is received by the Funds' transfer agent, broker-dealer or other authorized agent before close of trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time) on a day when the Fund is open for business, your request will be executed at that day's NAV, provided that your application is in good order. "Good order" means that we have received your completed, signed application, your payment, and your tax identification number information. If your request is received after close of trading, it will be priced at the next business day's NAV. Shares purchased by wire will receive the NAV next determined after the transfer agent receives your completed application, the wired funds and all required information is provided in the wire instructions.

   In certain circumstances, the Funds may accept purchase of Fund shares by receiving securities in-kind that reflect the underlying holdings of the applicable fund.

Customer Identification Program

   Federal regulations require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be), and mailing address, if different, as well as your Taxpayer Identification Number (i.e., your social security number for individuals) at the time you open an account. Additional information may be required in certain circumstances. Applications without such information will generally be rejected. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

Additional Purchase Information

   The Funds do not issue certificates for shares.

   If your check or ACH purchase does not clear for any reason, your purchase will be cancelled. You will be responsible for any resulting losses or expenses (including a $20 fee) incurred by the Funds or the transfer agent. The Funds may redeem shares you own in this or another identically registered Columbus Funds account as reimbursement for any such losses.

   You must provide the Funds with a Social Security Number or Taxpayer Identification Number before your account can be established. If you do not certify the accuracy of your Social Security or Taxpayer Identification Number on your account application, the Funds will be required to withhold Federal income tax at the rate set forth in applicable IRS Rules and Regulations from all of your dividends, capital gain distributions and redemptions.

   Fund shares are only offered and sold to residents of the United States, except limited sales made in certain foreign jurisdictions with prior authorization of the Funds and in accordance with applicable regulatory requirements. Your application may be rejected if it does not contain an U.S. address. The Funds do not authorize the use of this prospectus in any state or jurisdiction in which such offering may not legally be made.

   The Funds may reject your investment if you are investing for another person as attorney-in-fact. The Funds may also reject any investment that lists "Power of Attorney" or "POA" in the registration section.

   Once you place your order, you may not cancel or revoke it. The Funds may reject a purchase order for any reason.

Transactions Through Financial Services Agents

   In addition to purchasing shares directly from the Funds, you may invest through a financial services agent. Financial advisers, broker-dealers and other financial service agents may charge transaction and other fees and may set different minimum investments or limitations on buying and selling shares, than those described in the prospectus. In addition, these intermediaries may place limits on your ability to use services the Funds offer.

Selling Shares

   You may sell your shares on any day the Funds are open for business by following the instructions below. You may elect to have redemption proceeds sent to you by check, wire or electronic funds transfer. The Funds normally pay redemption proceeds within two business days, but may take up to seven days.

By Mail

  . Send a letter of instruction that includes your account number, the Fund name, the dollar value or number of shares you want to sell, and how and where to send the proceeds.

  . Sign the request exactly as the shares are registered. All registered owners must sign.

  Mail your request to:

           Regular Mail             Overnight Courier

           Columbus Funds, Inc.     Columbus Funds, Inc.
           P.O. Box 1618            803 West Michigan Street, Suite A
           Milwaukee, WI 53201-1618 Milwaukee, WI 53233

By Telephone

   You automatically have the privilege to redeem shares by telephone unless you have declined this option on your account application.

   Call 1-888-416-0400, between 8:00 a.m. and 8:00 p.m. Eastern time. You may redeem $100,000 or more by telephone.

   Redemption requests received in good order before close of trading on the New York Stock Exchange (typically, 4:00 p.m. Eastern time) on any day that the Funds are open for business will be processed at that day's NAV. "Good order" means that the request includes the Fund's name and your account number, the amount of the transaction (in dollars or shares) and the signatures of all owners exactly as registered on the account. Redemption requests sent by facsimile will not be honored.

   Please note that the Funds may require additional documents for redemptions by corporations, executors, administrators, trustees and guardians. If you have any questions about how to redeem shares, or to determine if a signature guarantee or other documentation is required, please call 1-888-416-0400.

Additional Redemption Provisions

   Once we receive your order to sell shares, you may not revoke or cancel it. We cannot accept an order to sell that specifies a particular date, price or any other special conditions.

   If you paid for your Fund shares with a check, the Fund will process your redemption on the day it receives your request; however, it will not pay your redemption proceeds until your check has cleared, which may take up to 15 days from the date of purchase. You can avoid this delay by purchasing shares by a federal funds wire. Please note that this provision is intended to protect the Fund and its shareholders from loss.

   The Funds reserve the right to suspend the redemption of Fund shares when the Securities and Exchange Commission (the "SEC") orders that the securities markets are closed, trading is restricted for any reason, an emergency exists and disposal of securities owned by a Fund is not reasonably practicable, a Fund cannot fairly determine the value of its net assets or permits the suspension of the right of redemption or postpones the date of payment of a redemption.

   If your redemption request exceeds the amount that you currently have in your account, your entire account will be redeemed.

   In certain situations, the Fund may pay your redemption "in kind." This means that the Fund may pay you in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities you receive.

Redeeming Shares Through Third Parties

   A broker-dealer, financial institution or other service provider may charge a fee to redeem your Fund shares. If the service provider is the shareholder of record, the Funds may accept redemption requests only from that provider.

Telephone Transactions

   In times of drastic economic or market conditions, you may have difficulty selling shares by telephone. The Funds reserve the right to temporarily discontinue or limit the telephone purchase, redemption or exchange privileges at any time during such periods. If you are unable to reach the Funds by telephone, please send your redemption request via overnight courier.

   The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. The Funds use procedures reasonably designed to confirm that telephone redemption instructions are genuine. These may include recording telephone transactions, testing the identity of the caller by asking for account information and sending prompt written confirmations. The Funds may implement other procedures from time to time. If these procedures are followed, the Funds and their service providers will not be liable for any losses due to unauthorized or fraudulent instructions.

Signature Guarantees

   The Funds will require signature guarantees of each owner to redeem shares in the following situations:

  .   to change ownership on your account;

  . to send redemption proceeds to a different address than is currently on the account;

  .   to have the proceeds paid to someone other than the account owner;

  . to transmit redemption proceeds by federal wire transfer or ACH to a bank other than your bank of record; or

  . if a change of address request has been received by the transfer agent within the last 14 days.

Exchanging Shares

   Fund to Fund Exchange. You may exchange shares in one Fund for shares in another Columbus Fund in writing or by calling the Fund at 1-888-416-0400 between 8:00 a.m. and 8:00 p.m. Eastern time. The minimum amount you may exchange is $100,000 (or the initial minimum investment requirement).

   The following additional rules and guidelines apply:

  .   each account must be registered identically;

  . you must meet the Fund's initial and subsequent investment minimums and the shares you are exchanging in/out of must have a value of at least $100,000 when initiating an automatic exchange;

  . you should obtain and read the Prospectus for the Fund into which you are exchanging;

  . you may only exchange into Funds that are legally available for sale in your state.

   If your order is received before the close of trading on the New York Stock Exchange (typically, 4:00 p.m. Eastern time) it will be processed at that day's NAV. Please note that the exchange of shares results in the sale of one Fund's shares and the purchase of another Fund's shares. As a result, an exchange could result in a gain or loss and become a taxable event for you.

Market Timer Policy

   The Funds are not intended as vehicles for shareholders interested in short-term trading in Fund shares or market timing since such activities tend to result in additional portfolio turnover and costs to longer-term shareholders. Each Fund reserves the right to reject purchase orders from shareholders that appear to be market timers. In addition, each Fund reserves the right to redeem shares in kind and distribute Fund securities to a redeeming shareholder, including situations involving short-term holdings of Fund shares, subject to requirements under the Investment Company Act. See the Funds' SAI for additional information.

Small Accounts

   All Columbus Funds' account owners share the high cost of maintaining accounts with low balances. To reduce this cost, the Fund reserves the right to close an account when a redemption or exchange leaves your account balance below the Fund's minimum. We will notify you in writing before we close your account and you will have 60 days to add additional money to bring the balance up to the Fund's minimum. This provision does not apply to retirement plan accounts.

Making Changes to Your Account

   You may call or write us to make changes to your account. Common changes include:

  . Name Changes. If your name has changed due to marriage or divorce, send us a letter of instruction signed with both your old and new names. Include a certified copy of your marriage certificate or have your signatures guaranteed.

  . Address Changes. The easiest way to notify us is to return the stub from a recent confirmation or statement. You can also call the transfer agent with any changes at 1-888-416-0400.

  . Transfer of Account Ownership. Send us a letter including your account number, number of shares or dollar amount that are being transferred along with the name, address and Taxpayer Identification Number of the person to whom the shares are being transferred. All living registered owners must sign the letter. You will also need to include a signature guarantee. Corporations, businesses and trusts may have to provide additional documents. In order to avoid delays in processing account transfers, please call the transfer agent at 1-888-416-0400 to determine what additional documents are required.

                         SPECIAL FEATURES AND SERVICES

ACH Transactions

   If you would like to purchase shares electronically or have redemption proceeds sent directly to your bank account, you must first have certain bank account information on file with us so that funds can be transferred electronically between your mutual fund and bank accounts. There is no charge to you for this procedure. You can establish this privilege by filling out the appropriate section of your account application. If you did not select the electronic purchase or redemption options on your original application, call us at 1-888-416-0400.

Automated Telephone Service

   The Funds offer 24-hour, seven days a week access to Fund and account information via a toll-free line. The system provides total returns, share prices and price changes for the Fund and gives you account balances and history (e.g., last transaction, latest dividend distribution). To access the automated system, please call 1-888-416-0400.

Web Site

   You can obtain the most current prospectus and shareholder report for the Funds, as well as net asset values, applications and other Fund information, by visiting the Funds' web site at www.columbusfunds.com.

                         OTHER SHAREHOLDER INFORMATION

Shareholder Communications

Confirmations

   You will receive a confirmation each time you buy, sell or exchange Fund shares. Please review your confirmation and notify us immediately if there are any discrepancies in the information.

Monthly and Annual Statements

   You will receive a monthly statement listing all distributions, purchases and redemptions of Fund shares for the preceding calendar quarter. Your December statement will include a listing of all transactions for the entire year.

Semi-annual and Annual Reports

   The Funds send semi-annual and annual reports to shareholders. These reports provide financial information on your investments and give you a "snapshot" of each Fund's portfolio holdings at the end of its semi-annual and fiscal year periods. Additionally, the annual report discusses the factors that materially affected each Fund's performance for its most recently completed year, including relevant market conditions and the investment strategies and techniques that were used.

Prospectus

   Each year, the Funds send all shareholders a new prospectus. Please read the prospectus and keep it for future reference.

Form 1099

   Each year you will receive a Form 1099-DIV, showing the source of distributions for the preceding year and a Form 1099-B showing shares you sold during the year.

Transactions Through Financial Services Agents and Sub-agents

   The Funds may authorize one or more broker-dealers or other financial services agents or sub-agents to accept purchase, redemption and exchange orders on the Funds' behalf. Such brokers may also be authorized to designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. In these cases, the Funds will be deemed to have received an order when an authorized financial services agent or sub-agent accepts the order, and your order will be priced at the applicable Fund's NAV next computed after it is received in good order by the financial services agent or sub-agent. Designated financial services agents and sub-agents are responsible for transmitting accepted orders and payment for the purchase of shares to the transfer agent within the time period agreed upon by them. If payment is not received within the time specified, your transaction may be cancelled, and the financial services agent will be held responsible for any resulting fees or losses.

                           VALUATION OF FUND SHARES

   NAV is calculated by taking the value of a Fund's total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the NAV per share. The NAV per share is determined as of the close of trading (generally 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for business. Purchase orders received or shares tendered for redemption on a day the NYSE is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. NAV is not determined on days the NYSE is closed. Applications for purchase of shares and requests for redemption of shares received after the close of trading on the NYSE will be valued as of the close of trading on the next day the NYSE is open. A Fund's NAV may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Company, pursuant to the Funds' pricing procedures. The Funds use pricing services to assist in determination of market value. Foreign securities may trade during hours and on days that the NYSE is closed and a Fund's NAV is not calculated. Although the Fund's NAV may be affected, you will not be able to purchase or redeem shares on these days.

           DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT

   For federal income tax purposes, all dividends paid by a Fund and distributions of net realized short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by a Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as a capital gain. The capital gain holding period is determined by the length of time a Fund has held the security and not the length of time you have held shares in the Fund. Investors are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

   The Funds intend to pay dividends from net investment income monthly. The Funds intend to distribute capital gains, if any, at least annually. When a dividend or capital gain is distributed, a Fund's NAV decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. All dividends and capital gains distributions will automatically be reinvested in additional Fund shares at the then prevailing NAV unless an investor specifically requests that either dividends or capital gains or both be paid in cash. An investor may change an election by telephone, subject to certain limitations, by calling the transfer agent at 1-888-416-0400.

   Investors who request to have dividends and/or capital gains in cash may have such amounts mailed or sent via electronic funds transfer ("EFT"). Transfers via EFT generally take up to three business days to reach the investor's bank account.

   If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder's account at a Fund's then current NAV per share and to reinvest all subsequent distributions in shares of the Fund.

   If you do not furnish the Funds with your correct Social Security Number or Taxpayer Identification Number, the Funds are required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 30%.

   An exchange of Fund shares for shares pursuant to the Fund's exchange privilege is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. An exchange is not a tax-free transaction.

   This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

                            ADDITIONAL INFORMATION

Householding

   The Funds seek to reduce costs and avoid duplicate mailings through householding. Householding means the Funds will send only one copy of financial reports, prospectuses and other regulatory materials to you. You may elect out of householding and receive mailings for each account by calling the Funds at 1-888-416-0400 or writing the Columbus Funds c/o UMB Fund Services, Inc., P. O. Box 1618, Milwaukee, Wisconsin 53201-1618.

DIRECTORS                      CUSTODIAN

Michael G. Dow                 UMB Bank, n.a.
David B. McKinney              1010 Grand Boulevard
Michael D. Schoen              Kansas City, Missouri 64141
Thomas M. Taugher
Allan T. Young

PRINCIPAL OFFICERS             ADMINISTRATOR, TRANSFER AGENT
                               AND DIVIDEND-DISBURSING AGENT

Michael G. Dow, President      UMB Fund Services, Inc.
David B. McKinney, Treasurer   803 West Michigan Street,
Mark M. Egan, Secretary        Suite A
Robert A. Crider, Senior Vice  Milwaukee, Wisconsin
President                      53233-2301
Thomas M. Fink, Senior Vice
President

INVESTMENT ADVISER             INDEPENDENT AUDITORS

Reams Asset Management         Deloitte & Touche LLP
Company, LLC                   411 East Wisconsin Avenue
227 Washington St.             Milwaukee, Wisconsin 53202
P.O. Box 727
Columbus, Indiana 47202-0727
www.reamsasset.com

DISTRIBUTOR                    LEGAL COUNSEL

UMB Distribution Services, LLC
803 West Michigan Street,
  Suite A                      Kirkland & Ellis LLP
Milwaukee, Wisconsin           200 East Randolph Drive
  53233-2301                   Chicago, Illinois 60601

   The SAI contains additional information about the Funds. The Funds' SAI, which is incorporated by reference into this Prospectus is available without charge upon request to the address or toll-free telephone number noted on the cover page of this Prospectus or at www.columbusfunds.com. These documents may also be obtained from certain financial intermediaries, including the Distributor, who purchase and sell Fund shares. Shareholder inquiries and requests for other information about the Funds can be directed to the Funds at the address, toll-free telephone number, or website on the cover page of this Prospectus.

   Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room. Report and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov or upon payment of a duplicating fee, by emailing or writing the Public Reference Room of the SEC at publicinfo@sec.gov or Washington, D.C. 20549-0102.

   The Funds' 1940 Act File Number is 811-21463.